September 9, 2014 September 2014 Investor Presentation NYSE:SRC

Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under federal securities laws. Any such forward-looking statements are reflections of management’s current operating plans, estimates, beliefs and assumptions based on information currently available to management, and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, the Company’s continued ability to source new investments, risks associated with using debt to fund the Company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew eases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended and additional risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in the prospectus supplements relating to the offerings recently completed by the Company. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures can be found at the end of this presentation. Reconciliations to the most directly comparable GAAP financial measures are included in the financial statements filed by the Company with the Securities and Exchange Commission. FORWARD LOOKING STATEMENT:

SRC Overview (1) NYSE Ticker SRC Enterprise Value (2) $8.5 billion Market Capitalization $4.7 billion Leverage (3) 7.1x 2Q14 Annualized AFFO/share $0.82 2014 AFFO Guidance (4) $0.80-$0.83 2Q14 Annualized FAD/share $0.82 Current Annualized Dividend (5) $0.665 Dividend Yield (5) 5.6% Current Share Price $11.81  Spirit, a single tenant, triple net REIT focused on operationally essential commercial real estate, with a real estate portfolio consisting of 2,369 properties (99% occupied with a weighted average remaining lease term of 10.1 years) as of June 30, 2014  The portfolio is diversified by industry (27), tenants (404) and geography (49 states)  As of June 30, 2014, approximately 85% of our single tenant leases are triple net and 43% are under master leases (6)  Spirit is primarily focused on acquiring properties, primarily through sale-leaseback transactions, leased to high quality, middle market companies that are typically unrated and underserved from a capital perspective  Since being founded in 2003, the Company has operated through various market and economic environments Spirit Overview and Investment Highlights 2 Notes: 1) SRC Overview as of August 29, 2014, unless otherwise noted. See Financial Definitions on page 10. 2) Enterprise Value calculated using debt and cash & cash equivalent balances as of June 30, 2014. 3) As of June 30, 2014. Leverage is defined as Adjusted Debt divided by Adjusted EBITDA. 4) Guidance as of August 5, 2014. SRC is not updating or reiterating guidance by including this information in this presentation. 5) Based on dividend declared on June 16, 2014. 6) Based on rental revenue.

Spirit’s Evolution Spirit is Focused on Positioning Itself Among the Top REITs in its Sector 3 Criteria Sept. 2012 Sept. 2013 June 2014 # of Properties (Owned and Financed) 1,190 2,083 2,369 Top Tenant Concentration (Shopko) (1) 30.2% 14.5% 13.8% Market Capitalization $1.3Bn $3.7Bn $4.7Bn Leverage 7.6x 7.1x 7.1x Dividend Coverage (4) NA 86% 84% Notes: (1) Based on rental revenue (2) As of August 29, 2014. See Financial Definitions on page 10. (3) See Financial Definitions on page 10. (4) Based on annualized $0.16625 per share declared June 16, 2014 and shares outstanding as of June 30, 2014. Dividend declared as a percent of Funds Available for Distribution (FAD). See Financial Definitions on page 10. (5) Does not include properties acquired in the merger with Cole Credit Property Trust II. +286+893 (0.7%)(15.7%) +1.0Bn+2.4Bn (0.0x)(0.5x)  Restructured $912MM in existing asset backed bonds upgrading the rating from BB+ to A+  Issued $330MM of new A+ rated asset backed bonds with a weighted average coupon rate of 4.89% and weighted average life of 7.4 years  Issued $748MM convertible debt securities with a weighted average coupon rate of 3.28% and weighted average life of 5.9 years  Completed secondary offering of 26.5 million shares of common stock at a price to the public of $10.69 per share  $3.5Bn acquisition of Cole Credit Property Trust II  $847MM in property investments since IPO through June 30, 2014(5)  $444MM in sales of non-core properties since September 2012 Key Highlights (2) (3) 2.0%

Notes: (1) Calculation methodology set forth in S-11 dated September 12, 2012; updated through June 30, 2014. (2) For reporting tenants, represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent as of June 30, 2014.  Focus on real estate that is operationally essential to tenant profits – Including non-rated tenants with strong credit profiles, but otherwise overlooked by traditional lenders – Investing through a combination of sale leasebacks and properties subject to existing lease transactions  Market segment allows for favorable lease structuring – 87% of portfolio has rent escalations – Approximately 43% of the portfolio under master lease – Tenants representing approximately 53% of annualized rental revenue at June 30, 2014 report unit level performance Operational Highlights 4  Historical credit loss of only 3.4% since Spirit's inception in 2003 (1)  Portfolio occupancy rate has never been below 95% and 11 year average is greater than 99% – 81% historical lease renewal rate  Market segment allows for favorable lease structuring – Weighted average EBITDAR coverage ratio of 2.8x (2) Differentiated Business Strategy Seasoned, Cycle-Tested Portfolio

Investment Strategy 5 Consistent Investment Strategy Continues to Yield Strong Investment Volume With Attractive Terms Dollar Amounts in Millions  $847 million in new property investments since IPO  Weighted average initial cash yield (“Cap Rate”) of 7.8%  Over 68% of investments structured as direct sale leasebacks  Approximately 36% of new investments with existing tenant relationships  80% of properties acquired are used in retail operations 7.5% 8.3% 8.1% 7.8% 7.8% 7.8% 7.7% 5.0% 6.0% 7.0% 8.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 SLB Existing Cap Rate $56 $38 $79 $236 I n v e s t m e n t V o l u m e Initial C ap R ate 36% 64% Existing Tenants New Relationships Retail Office (1) $167.6 Investments by Property Type, 2013 – 2Q 2014 Dollar Amounts in Millions Investments by Source, 2013 – 2Q 2014 Industrial $679.7 $0.0 (1) Includes medical offices, dental practices and surgical centers. $75 $157 $206

Large Diverse Portfolio 6 Spirit's Tenants Represent a Stable Mix of Industries and Credits Notes: (1) By total revenue as of June 30, 2014. (2) For reporting tenants on a trailing twelve month basis. Tenant Industry Diversification(1)Top Tenants # of Prop. % of Portfolio (1) 181 13.8% 69 3.9% 109 3.2% Cajun Global LLC 201 2.4% 9 2.1% Alimentation Couche-Tard, Inc. 83 2.0% 37 1.6% 9 1.4% 12 1.3% 30 1.3% Total Top 10 740 33.0% 43% 15% 84% 10% Industrial Retail Office 6% Unit Level Rent Coverage (2) Property Type Diversification(1) 6% 17% 16% 7% 54%3% 4% 3% 3% 3% 29% Building Materials Restaurants General and Discount Retail Drug Stores Convenience Stores/ Car Washes Education Grocery Auto Parts & Service Distribution Medical/Other Office Movie Theatres Other 2.7x 2.6x 2.7x 2.7x 2.8x 2.9x 2.8x 2.0x 2.2x 2.4x 2.6x 2.8x 3.0x 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Rental Rates by Industry and Property Type 7 $11.52 $17.53 $4.70 Retail Office Industrial $- $5.00 $10.00 $15.00 $20.00 Revenue / Building Sq. Ft.(1) Notes: (1) By rental revenue as of June 30, 2014. * less than 1% Industry Revenue(1) PSF(1) General Merchandise 16.2% $ 6.32 Restaurants - Casual Dining 9.0% $ 23.50 Restaurants - Quick Service 7.7% $ 29.86 Drug Stores / Pharmacies 7.3% $ 23.58 Building Materials 5.8% $ 5.76 Convenience Stores/car washes 5.4% $ 44.57 Movie Theatres 4.2% $ 17.28 Distribution 3.8% $ 5.48 Medical / Other Office 3.1% $ 22.70 Automotive parts and service 3.1% $ 18.34 Grocery 3.0% $ 9.10 Apparel 3.0% $ 6.94 Education 3.0% $ 15.84 Manufacturing 3.0% $ 3.76 Home Furnishings 2.7% $ 8.67 Sporting Goods 2.5% $ 11.73 Home Improvement 2.4% $ 9.81 Automotive dealers 2.4% $ 19.77 Health and Fitness 2.3% $ 16.30 Specialty Retail 1.9% $ 8.32 Consumer Electronics 1.7% $ 8.64 Entertainment 1.4% $ 12.54 Pet Supplies & Service 1.1% $ 6.17 Office Supplies 1.1% $ 13.36 Financial Services 1.1% $ 16.08 Wholesale Clubs * $ 11.18 Dollar Stores * $ 9.60 Other * $ 10.85 Total 100.0% $ 10.31

1.8% 2.2% 4.1% 3.4% 4.3% 3.7% 5.6% 0% 20% 40% 60% Remainder 2014 2015 2016 2017 2018 2019 2020 Thereafter 44% 42% 13% 1% Lease Profile with Predictable Revenue 8 The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near Term Expiration and NNN Leases Contribute to a Predictable Revenue Profile Occupancy Lease Expiration (2) Lease Escalation (1) (%) Lease Structure (1) Notes: (1) By rental revenue as of June 30, 2014. Excludes investments in multi-tenant properties. (2) For the properties owned at June 30, 2014, represents the percentage of rental revenue for the quarter ended June 30, 2014 earned on leases scheduled to mature in the respective periods. Contractual Fixed CPI-Related Flat Other 85% 15% NN NNN -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Spirit Occupancy Rate GDP Growth G D P G row th R ate S R C O c c u p a n c y R a t e 74.9%

Balance Sheet Positioned to Support Growth Maintaining Modest Leverage with a Diversified Capital Structure 21% 14% 9% 1% CMBS – Fixed-Rate Master Trust Notes Unsecured Convertible Notes Other Notes: (1) Closing share price on August 29, 2014 and all other figures as of June 30, 2014. (2) Common shares outstanding as of August 29, 2014. (3) Adjusted annualized 2Q 2014 EBITDA. Equity 54% Capitalization Figures Amounts in thousands except per share data Share Price (1) 11.81$ Shares (2) 398,809 Market Capitalization 4,709,940$ CMBS- fixed-rate 1,876,187$ Master trust notes 1,209,131 Unsecured convertible notes 747,500 CMBS- variable-rate 110,854 Revolving credit facilities 15,528 Unsecured fixed rate promissory note 1,375 3,960,575$ Unamortized net debt (discount) / premium (50,483) Total Debt, net of unamortized debt discount 3,910,092 Total Capitalization 8,620,031$ Less: Cash and cash equivalents (120,976) Enterprise Value 8,499,055$ Net Debt / Annualized EBITDA (3) 7.1x Debt / Total Capitalization 45.4% Net Debt / Enterprise Value 44.6% 9

Balance Sheet Data 10 Manageable, Granular Debt Maturities with Positive Spread to Current Market Rates Balance Sheet (1)  $7.5 billion in total assets – Almost entirely owned real estate – Long-term leases  Outstanding debt of $3.9 billion  Leverage of 7.1x  Weighted average contractual interest rate on total outstanding debt of 5.06%  Weighted average debt maturity of 5.1 years  Approximately 25% of undepreciated gross investment in real estate and loans are unencumbered Scheduled Principal Amortization (1) Balloon Payments at Maturity (1) ($MM) ($MM) Notes: (1) As of June 30, 2014. (2) Weighted average stated interest rate on maturing debt for period noted. (3) Includes $125 million of 3.9% investment grade master trust notes and $62 million of 3.6% variable rate debt hedged with interest rate swaps to a fixed 5.14%. (4) Includes $402.5 million of 2.9% unsecured convertible notes due 2019 and $345 million of 3.8% unsecured convertible notes due 2021. $17 $33 $31 $28 $27 $96 0 100 200 300 400 500 Remainder 2014 2015 2016 2017 2018 Thereafter Total Annual Amortization Cumulative Amortization $29 $246 $300 $905 $249 $1,998 0 500 1,000 1,500 2,000 Remainder of 2014 2015 2016 2017 2018 Thereafter No. Loans Interest Rate (2) 12 15 55 99 14 16 5.40% 5.36% 5.90% 5.82% 3.93% (3) 4.63% (4)

Financial Definitions 11  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders. Reconciliations from U.S. GAAP reported debt to Adjusted Debt are included in financial statements filed by the Company with the Securities and Exchange Commission.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance. Reconciliations from U.S. GAAP net income available to common stockholders to Adjusted EBITDA are included in the financial statements filed by the Company with the Securities Exchange Commission.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non- cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Annualized Adjusted EBITDA – Calculated by multiplying Adjusted EBITDA for the quarterly period presented by four.  EBITDA – Represents net income (loss) before interest expense, depreciation and amortization, and income tax expense (benefit).  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash and cash equivalents.

Financial Definitions (continued) 12  Funds Available for Distribution (FAD) – FAD is a measure of a REIT's ability to generate cash and to distribute dividends to its stockholders. It reduces AFFO by deducting normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream. Our calculation of FAD may differ from the methodology applied by other equity REITs, and, therefore, may not be comparable to such other REIT’s. FAD is a supplemental non-GAAP financial measure and should not be used as a measure of our liquidity or as a substitute for cash flow from operating activities computed in accordance with GAAP. A reconciliation of net income (loss) computed in accordance with GAAP to FAD is included in the financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations (FFO) – FFO represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. Reconciliations from U.S. GAAP net income available to common stockholders to FFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Initial Cash Yield – Calculated by dividing the annualized first month base rent (excluding any future rent escalations provided for in the lease) by the gross acquisition cost of the related properties. Gross acquisition cost for an acquired property includes the contracted purchase price and any related capitalized costs. Initial cash yield is a measure (expressed as a percentage) of the base rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, initial cash yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual base rent earned from the properties acquired may differ from the initial cash yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Leverage – We calculate Leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA.